UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2005
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement.
     On September 20, 2005, the Compensation Committee of the Board of Directors of Winland Electronics, Inc. (the “Company”) approved the 2006 annual base salary and bonus criteria for Lorin E. Krueger, Chief Executive Officer and President of the Company. Mr. Krueger’s 2006 base salary was set at $165,000. The Compensation Committee set criteria for a discretionary bonus for Mr. Krueger’s performance in 2006 from the 2006 bonus pool, which criteria requires certain targets of performance with 20% allocated to Board contribution, 20% to feedback of direct reports and 60% to meeting growth and profit plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 26, 2005

WINLAND ELECTRONICS, INC.
By /s/ Jennifer A. Thompson
Jennifer A. Thompson
Chief Financial Officer